Rule 497(e)
Registration Nos. 333-210186 and 811-23147

First Trust Exchange-Traded Fund VIII

(the “Trust”)

FT Vest International Equity Buffer ETF – March

(the “Fund”)

Supplement To the Fund’s Summary Prospectus, Prospectus

and Statement of Additional Information

January 3, 2024

IMPORTANT NOTICE REGARDING CHANGE IN FUND NAME

AND INVESTMENT OBJECTIVE

Upon the recommendation of First Trust Advisors L.P., the Fund’s investment advisor, the Board of Trustees of the Trust has approved certain changes to the Fund’s name, investment objective, and principal investment strategies. These changes will become effective after the close of business on March 15, 2024, the last day of the Fund’s current Target Outcome Period (the “Effective Date”).

As of the close of business on the Effective Date, the Fund’s name will change to “FT Vest International Equity Moderate Buffer ETF – March” and the Fund’s investment objective will change to seek to provide investors with returns (before fees and expenses) that match the price return of the iShares MSCI EAFE ETF (the “Underlying ETF”), up to a predetermined upside cap while providing a buffer (before fees and expenses) against the first 15% of Underlying ETF losses, over the Target Outcome Period. Currently, the Fund seeks to provide investors with returns (before fees and expenses) that match the price return of the Underlying ETF, up to a predetermined upside cap while providing a buffer (before fees and expenses) against the first 10% of Underlying ETF losses, over the Target Outcome Period. After the change, if the Underlying ETF decreases in price by more than 15%, the Fund will experience subsequent losses on a one-to-one basis (i.e., if the Underlying ETF loses 20%, the Fund loses 5%). The buffer provided is before taking into account the Fund’s fees and expenses charged to shareholders. The Fund will continue to invest, under normal circumstances, substantially all of its assets in FLexible EXchange® Options that reference the Underlying ETF.

Please Keep this Supplement with your Fund’s Summary Prospectus,

Prospectus and Statement of Additional Information for Future Reference